UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MONTE ROSA THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

MONTE ROSA THERAPEUTICS, INC.

645 Summer Street, Suite 102

Boston, MA 02210

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held online on June 14, 2023 at www.proxydocs.com/GLUE

Notice is hereby given that the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Monte Rosa Therapeutics, Inc., will be held online on June 14, 2023 at 8:30 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.proxydocs.com/GLUE prior to the deadline of June 12, 2023 at 5:00 p.m. Eastern Time.

The purpose of the Annual Meeting is the following:

1.
To elect two Class II director nominees to our board of directors, to serve until the Company’s 2026 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;
2.
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law;
3.
To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
4.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Stockholders of record at the close of business on April 19, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the two nominees for Class II directors, “FOR” the amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2023, as disclosed in the accompanying proxy statement.

We are pleased to take advantage of the rules of the Securities and Exchange Commission, or the SEC, which allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report to Stockholders for the fiscal year ended December 31, 2022, or the 2022 Annual Report. We will mail the Notice of Availability on or about May 5, 2023, and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2022 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.

In order to attend the Annual Meeting virtually, you must register in advance at www.proxydocs.com/GLUE prior to the deadline of June 12, 2023 at 5:00 p.m. Eastern Time. Upon entry of your control number and other required information, you will receive further instructions via email that provide you access to the Annual Meeting and the ability to vote and submit questions during the Annual Meeting. Please see the “General Information” section of the proxy statement at www.proxydocs.com/GLUE for more information. Beneficial owners of shares held in street name will need to register at www.proxydocs.com/GLUE, and additionally must follow the instructions in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting and to submit questions this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.

Your vote is important. Whether or not you are able to attend the Annual Meeting virtually and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy over the Internet or by telephone as described in the instructions included in the Notice of Availability or by signing, dating and returning the proxy card.

By order of the Board of Directors,

/s/ Markus Warmuth
Markus Warmuth, M.D.
President and Chief Executive Officer

Boston, Massachusetts

April 12, 2023

Table of Contents

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS to be held June 14, 2023	1
PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS	7
PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	13
PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF Deloitte & Touche LLP AS MONTE ROSA THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	15
CORPORATE GOVERNANCE	16
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
PRINCIPAL STOCKHOLDERS	31
REPORT OF THE AUDIT COMMITTEE	34
HOUSEHOLDING	34
STOCKHOLDER PROPOSALS	35
OTHER MATTERS	35

i

MONTE ROSA THERAPEUTICS, INC.

645 Summer Street, Suite 102

Boston, MA 02210

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

to be held June 14, 2023

This proxy statement contains information about the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Monte Rosa Therapeutics, Inc., which will be held on June 14, 2023 at 8:30 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.proxydocs.com/GLUE prior to the deadline of June 12, 2023 at 5:00 p.m. Eastern Time. The board of directors of Monte Rosa Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Monte Rosa Therapeutics,” “Monte Rosa,” the “Company,” “we,” “us,” “our,” and similar designations refer to Monte Rosa Therapeutics, Inc. and, where appropriate, our subsidiaries. The mailing address of our principal executive office is Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210.

In order to attend the Annual Meeting virtually, you must register in advance at www.proxydocs.com/GLUE prior to the deadline of June 12, 2023 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice of Internet Availability of Proxy Materials, or Notice of Availability, or the proxy card at www.proxydocs.com/GLUE and beneficial owners of shares held in street name will need to register as well, and also follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the 2023 Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2022, or the 2022 Annual Report, available to stockholders on or about April 26, 2023.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in June 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 14, 2023:

This proxy statement and our 2022 Annual Report are

available for viewing, printing and downloading at www.proxydocs.com/GLUE.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov.

MONTE ROSA THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 5, 2023, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2022 Annual Report to Stockholders, or the 2022 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe electronic delivery will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about May 5, 2023. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2022 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2023 Annual Meeting of Stockholders, this proxy statement and our 2022 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 19, 2023.

How many votes can be cast by all stockholders?

There were shares of our common stock, par value $0.0001 per share, outstanding on April 19, 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Internet. You may vote at www.proxydocs.com/GLUE, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received prior to the commencement of the Annual Meeting.
•
By Telephone. You may vote using a touch-tone telephone by calling (866) 551-3217 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will be required to provide the control number provided in the Notice of Availability or the proxy card. Votes submitted by telephone must be received prior to the commencement of the Annual Meeting.
•
By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 14, 2023.
•
During the Annual Meeting. To vote during the live webcast of the Annual Meeting, you must first register in advance at www.proxydocs.com/GLUE prior to the deadline of [June 12], 2023 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice of Availability or the proxy card. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting. Please follow the instructions found on the Notice of Availability, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.proxydocs.com/GLUE and enter the control number provided in the Notice of Availability to pre-register for the Annual Meeting prior to the deadline of June 12, 2023 at 5:00 p.m. Eastern Time, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 8:30 a.m. Eastern Time on June 14, 2023. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time by following the instructions in the email received on the morning of the Annual Meeting. You should allow ample time in advance of the meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, please utilize the link on the meeting portal website titled “Having trouble? Please view the Meeting Access FAQs Guide.” This will have many FAQs as well as a technical support number that can be called before or during the meeting.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/GLUE and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct and will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be posted during the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our corporate secretary. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fourth Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposals No. 1 and No. 2 are “non-discretionary” items. If you do not instruct your broker how to vote your shares with respect to these proposals, your broker, bank or other nominee may not vote for these proposals, and those shares will be counted as broker “non-votes.”

Proposal No. 3 is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote your shares on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be received not later than , 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

(1)
the Class I directors are Christine Siu, Kimberly Blackwell and Jan Skvarka, and their terms will expire at the annual meeting of stockholders to be held in 2025;
(2)
the Class II directors are Andrew Schiff and Chandra Leo, and their terms will expire at the Annual Meeting; and
(3)
the Class III directors are Markus Warmuth, Alexander Mayweg and Ali Behbahani, and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Andrew Schiff and Chandra Leo for election as the Class II directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Our Compensation, Nomination and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. While our Director Guidelines do not specify assigned weights to particular criteria, our board of directors and compensation, nomination and corporate governance committee believe it is essential that members of our board of directors represent diverse viewpoints and that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Diversity includes race, ethnicity, age, and gender and is also broadly construed to take into consideration many other factors, including industry knowledge, operational experience, scientific and academic expertise and personal backgrounds. The composition of our board of directors currently includes four individuals who are diverse under the proposed Nasdaq listing rule regarding board diversity. Under the proposed Nasdaq listing rule, currently subject to review and approval by the SEC, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.

Board Diversity Matrix

As of April 12, 2023
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	⸻	2
Part II: Demographic Background
African American or Black	⸻	⸻	⸻	⸻
Alaskan Native or Native American	⸻	⸻	⸻	⸻
Asian	1	2	⸻	⸻
Hispanic or Latinx	⸻	⸻	⸻	⸻
Middle Eastern	⸻		⸻	⸻
Native Hawaiian or Pacific Islander	⸻	⸻	⸻	⸻
White	2	3	⸻	⸻
Two or More Races or Ethnicities	1	1	⸻	⸻
LGBTQ+	⸻
Did Not Disclose Demographic Background	2

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our compensation, nomination and corporate governance committee considered in determining that he should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to the Company and our board of directors.

Nominees for Election as Class II Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2023.

Name	Positions and Offices Held with the Company	Director Since	Age
Andrew Schiff, M.D.	Director	2020	57
Chandra P. Leo	Director	2020	52

Andrew Schiff, M.D. has been a member of our board of directors since September 2020. Dr. Schiff serves as a Managing Partner of Aisling Capital, a venture capital firm, that he has been affiliated with since 1999. Prior to joining Aisling Capital, Dr. Schiff practiced internal medicine at the New York Presbyterian Hospital, where he currently maintains his position as a Clinical Assistant Professor of Medicine. Dr. Schiff currently serves as a member of the board of directors of Aclaris Therapeutics, Inc., a pharmaceutical company. Dr. Schiff received an M.D. from Cornell University Medical College, an M.B.A. from Columbia Business School, and a B.S. in neuroscience with honors from Brown University.

We believe that Dr. Schiff is qualified to serve on our board of directors because of his experience as a venture capitalist, a professor in the field of medicine and a board member of numerous companies in the life sciences industry.

Chandra P. Leo has been a member of our board of directors since September 2020. Dr. Leo has served as an Investment Advisor in the private equity team at HBM Partners AG, a Swiss healthcare investment company, since 2007. Between 1997 and 2007, Dr. Leo worked as a postdoctoral scientist at Stanford

University, as a physician at the University Hospital Leipzig and as a principal at Wellington Partners, a venture capital firm. Dr. Leo currently serves as a director on the boards of Fore Biotherapeutics Inc., River 2 Renal Corp. and River 3 Renal Corp., all of which are biotechnology companies, and Gynesonics Inc., a medical device company. He received an M.D. from the Freie Universität Berlin, an M.B.A from INSEAD and an M.A.S. in medicines development from the University of Basel.

We believe that Dr. Leo is qualified to serve on our board of directors because of his extensive experience in the field of medicine and in private equity.

Vote Required and Board of Directors’ Recommendation

The nominees for Class II director who receive the most properly cast votes (also known as a plurality) will be elected. You may vote either FOR any one of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will have no effect on the election of directors. Broker non-votes also will have no effect on the election of directors.

Properly submitted proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of Class II directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Andrew Schiff and Chandra P. Leo, as the Class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2026.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2023.

Name	Position and Offices Held with Monte Rosa Therapeutics	Director Since	Class and Year in Which Term Will Expire	Age
Christine Siu	Director	2020	Class I - 2025	46
Kimberly L. Blackwell, M.D.	Director	2020	Class I - 2025	54
Jan Skvarka, Ph.D, MBA	Director	2023	Class I - 2025	56
Markus Warmuth, M.D.	Director	2020	Class III – 2024	52
Alexander Mayweg, Ph.D.	Director and Non-Executive Chair of the Board of Directors	2018	Class III – 2024	48
Ali Behbahani, M.D.	Director	2020	Class III - 2024	46

Class I Directors (Term Expires at the 2025 Annual Meeting of Stockholders)

Christine Siu, has been a member of our board of directors since December 2020. Ms. Siu has served as the Chief Operating Officer in Residence of BridgeBio Pharma Inc., a pharmaceutical company, since January 2020. She formerly served as the Chief Financial Officer of Eidos Therapeutics, Inc., a biopharmaceutical company, from December 2017 to December 2019 and, previously as Chief Operating Officer of Eidos Therapeutics, Inc. from April 2016 to December 2017. Ms. Siu served as the Chief Business Officer of The Bluefield Project to Cure Frontotemporal Dementia from 2014 to 2017, and previously from 2012 to 2014 as Senior Director of Corporate Development at Global Blood Therapeutics, Inc., a biopharmaceutical company. Previously, she held positions at various private equity and venture capital firms, including Third Rock Ventures, LLC, Warburg Pincus LLC and Thomas, McNerney & Partners, LLC, where she invested in life sciences companies. Ms. Siu currently serves as a member of the board of directors of Vividion Therapeutics, Inc., a biotechnology company, and Bright Peak

Therapeutics Inc., a biotechnology company. Ms. Siu received an M.B.A. from Harvard Business School and a B.S. with distinction in cellular molecular biology and economics from the University of Michigan.

We believe that Ms. Siu is qualified to serve on our board of directors because of her experience as a venture capitalist in the life sciences industry and serving as an executive in business, financial and operational roles.

Kimberly L. Blackwell, M.D. has been a member of our board of directors since July 2020. Dr. Blackwell has served as Chief Medical Officer of Tempus Labs, Inc., a biotechnology company, since 2020. Dr. Blackwell formerly served as Vice President of Early Phase Oncology and Immuno-oncology at Eli Lilly and Company, a global pharmaceutical company, from 2018 to 2020. From 2012 to 2018, Dr. Blackwell served as Director of the Women’s Cancer Program, Professor of Medicine, and Associate Director for Strategic Relations at the Duke Cancer Institute where she led the clinical development teams for promising early stage therapeutics. Dr. Blackwell currently serves as a member of the board of directors of Zentalis Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company. Dr. Blackwell received an M.D. from the Mayo Clinic College of Medicine and Science and a B.A. in bioethics from Duke University.

We believe that Dr. Blackwell is qualified to serve on our board of directors because of her extensive experience in the field of medicine and experience serving in executive roles at companies in the life sciences industry.

Jan Skvarka, Ph.D, MBA has been a member of our board of directors since March 2023. Dr. Skvarka currently serves as the Executive Chairman of GentiBio, Inc. and DEM BioPharma, Inc. Dr. Skvarka also currently serves as a member of the board of directors of Zentalis Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company. Previously, he was the President and Chief Executive Officer of Trillium Therapeutics, Inc., a publicly traded, clinical-stage immuno-oncology company, where he led a highly successful, 360-degree business transformation that produced a leading CD47 drug candidate, propelling Trillium from a $16 million market capitalization to a $2.3 billion acquisition by Pfizer Inc. in two years. Before Trillium, Dr. Skvarka served as the President and Chief Executive Officer of Tal Medical, a private clinical-stage neuromodulation company, where he developed and executed the company’s strategy, built an accomplished leadership team, and oversaw its clinical development program. He also held roles of increasing responsibility at Bain & Company, most recently as a Partner, and was a leading member of Bain Healthcare Practice, with a focus on life sciences. Dr. Skvarka received a BS in business administration and a PhD in economics from the University of Economics in Bratislava, Slovakia, and an MBA from Harvard Business School.

We believe that Dr. Skvarka is qualified to serve on our board of directors because of her extensive experience in the field of medicine and experience serving in executive roles at companies in the life sciences industry.

Class III Directors (Term Expires at the 2024 Annual Meeting of Stockholders)

Markus Warmuth, M.D. has served as our President and Chief Executive Officer and a member of our board of directors since January 2020. Dr. Warmuth has also served as a Venture Partner at Versant Venture Management, LLC, a healthcare investment firm, since September 2019. From July 2018 to August 2019, he worked as an Entrepreneur-in-Residence for Third Rock Ventures, LLC, a venture capital firm. From October 2011 to May 2018, Dr. Warmuth was the Chief Executive Officer and, previously from August 2011 to October 2011, Chief Scientific Officer of H3 Biomedicine Inc., a drug development company. Dr. Warmuth has served as a member of the board of directors of IMV Inc., a clinical stage biopharmaceutical company, since November 2018. He received an M.D. from Ludwig Maximilian University, Munich, Germany.

We believe that Dr. Warmuth is qualified to serve on our board of directors because of his extensive management and investment experience in the biopharmaceutical industry.

Alexander Mayweg, Ph.D. has served as a member of our board of directors since April 2018 and as our chairman since September 2020. Dr. Mayweg has served as a Managing Director at Versant Venture Management, LLC, a healthcare investment firm, since March 2020, and previously served as a Partner at Versant Venture Management, LLC from January 2018 to March 2020 and as a Venture Partner at Versant Venture Management, LLC from January 2017 to December 2017. Additionally, since April 2017,

Dr. Mayweg has served as Chief Scientific Officer at Ridgeline Discovery, a discovery engine sponsored by Versant Ventures Management, LLC that creates and operates biotechnology companies in Basel, Switzerland. From 2013 to 2016, Dr. Mayweg served as Vice President and Global Head of Medicinal Chemistry at F. Hoffmann-La Roche AG, a multinational healthcare company, where he held various leadership positions in pharmaceutical drug discovery and medicinal chemistry across Europe, the U.S. and Asia. Dr. Mayweg is currently a member of the board of directors of Black Diamond Therapeutics, Inc., a biopharmaceutical company. Dr. Mayweg received a D. Phil. in organic chemistry at Oxford University, followed by post-doctorate training in organic chemistry at Stanford University, and a B.S. in chemistry from the Imperial College of Science and Technology.

We believe that Dr. Mayweg is qualified to serve on our board of directors based on his knowledge of the healthcare sector across international markets and his extensive operational experience in the biopharmaceutical industry.

Ali Behbahani, M.D. has been a member of our board of directors since April 2020. Dr. Behbahani joined New Enterprise Associates, Inc., a venture capital firm, in 2007 and is a General Partner on the healthcare team. Prior to joining New Enterprise Associates, Inc., Dr. Behbahani served as a consultant in business development at The Medicines Company, a pharmaceutical company, a Venture Associate at Morgan Stanley, a multinational investment bank and financial services company, and a Healthcare Investment Banking Analyst at Lehman Brothers, a global financial services firm. Dr. Behbahani currently serves as a member of the board of directors of Nkarta, Inc., a biotechnology company, Black Diamond Therapeutics, Inc., a biopharmaceutical company, Adaptimmune Therapeutics, a biopharmaceutical company, , CRISPR Therapeutics AG, a biotechnology company, CVRx, Inc., a medical device company, and Minerva Surgical Inc., a medical device company, and Arcellx, Inc., a biotechnology company. Dr. Behbahani formerly served as a member of the board of directors of Nevro Corp., a global medical device company. Dr. Behbahani received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S. in biomedical engineering, electrical engineering and chemistry from Duke University.

We believe that Dr. Behbahani is qualified to serve on our board of directors because of his extensive experience as an investor in the life sciences industry and his service as a director of other publicly traded companies.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he is to be selected as a director. There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Monte Rosa Therapeutics and their ages as of March 31, 2023.

Name	Position Held with Monte Rosa Therapeutics	Officer Since	Age
Ajim Tamboli, CFA	Chief Financial Officer	2020	46
Owen B. Wallace, Ph.D.	Chief Scientific Officer	2021	54
Filip Janku, M.D., Ph.D.	Chief Medical Officer	2021	49
Jullian G. Jones, Ph.D.	Chief Business Officer	2021	47
Philip Nickson, Ph.D.	General Counsel	2022	44

Ajim Tamboli, CFA has served as our Chief Financial Officer since September 2020. From 2019 to 2020, Mr. Tamboli served as Chief Financial Officer at Rodin Therapeutics Inc., a biopharmaceutical company. From 2018 to 2019, he served as a partner of Asymmetry Capital Management, L.P., an investment management firm. From 2013 until 2018, Mr. Tamboli was a founding partner of and investor at Endurant Capital Management LP, a healthcare-dedicated asset management firm. From 2010 until 2013, Mr.

Tamboli was a life sciences investor with Columbia Management Group, an investment advisor and mutual fund sponsor. Mr. Tamboli was a biotechnology equity research analyst with Lehman Brothers from 2003 to 2008 and prior to that with Credit Suisse from 2000 to 2001. Mr. Tamboli received an M.S. in biotechnology and a B.S. in biomedical science from the University of Pennsylvania, where he was a Benjamin Franklin Scholar. He is a CFA® charterholder.

Owen B. Wallace, Ph.D. has served as our Chief Scientific Officer since February 2021. From April 2017 until February 2021, Dr. Wallace served as Chief Scientific Officer at Fulcrum Therapeutics, Inc., a biopharmaceutical company. From June 2013 until April 2017, Dr. Wallace served as Head, Global Discovery Chemistry at Novartis Institutes of BioMedical Research. From May 2000 until June 2013, Dr. Wallace served in various positions at Eli Lilly and Company, a global pharmaceutical company, including global leadership roles as Global Senior Director of Discovery Chemistry Research and Site Scientific Leader at the Lilly Research Centre in Surrey, UK. Dr. Wallace began his career as a Research Investigator at Bristol-Myers Squibb, a pharmaceutical company, where he worked on the HIV attachment program that led to the FDA’s approval of Rukobia, a prescription medicine that is used with other antiretroviral medicines to treat HIV-1 infection, in 2020. Dr. Wallace received a Ph.D. and M.S. in chemistry from Yale University, and a B.Sc. (Hons) in chemistry and computer science from the University College Cork.

Filip Janku, M.D., Ph.D. has served as our Chief Medical Officer since June 2021. From February 2012 to May 2021, Dr. Janku served in various positions at The University of Texas MD Anderson Cancer Center, or MD Anderson, including as Center Medical Director for MD Anderson’s Clinical and Translational Research Center and as Associate Professor in its Department of Investigational Cancer Therapeutics where he focused his research efforts in oncogenic mutations and molecular aberrations. Dr. Janku received his M.D. and Ph.D. from Charles University in the Czech Republic.

Jullian G. Jones, J.D., Ph.D., M.B.A. has served as our Chief Business Officer since December 2021. From September 2020 to December 2021, Dr. Jones served as our Head of Business Development. From October 2016 to August 2020, Dr. Jones served in various roles of increasing responsibility at Eli Lilly and Company, including as Senior Director of Oncology Business Development. From August 2013 to September 2016, Dr. Jones served in several leadership roles at Boehringer Ingelheim, including business development and licensing, marketing and new product planning (pipeline marketing). From September 2008 to August 2013, Dr. Jones served in various roles of increasing responsibility at Columbia Technology Ventures, including Senior Associate Director/Senior Technology Licensing Officer. Dr. Jones received her Ph.D. from Johns Hopkins University, her J.D. from Georgetown University Law Center and her M.B.A. from Columbia University.

Philip Nickson, J.D., Ph.D. has served as our General Counsel since March 2022. From March 2021 to March 2022, Dr. Nickson led our legal function serving as our Head of Legal Operations. From January 2012 to March 2021, Dr. Nickson served in various roles of increasing responsibility at Momenta Pharmaceuticals, acquired by Johnson and Johnson in October 2020, including most recently as Vice President of Intellectual Property and Associate General Counsel. From January 2006 to January 2012, Dr. Nickson served in various positions at the law firm Fish and Richardson, with a practice focusing primarily on life sciences. Dr. Nickson received his J.D. from Suffolk University and his Ph.D. from University of Manchester.

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Background

The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

The board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of the Company’s officers that would be impacted, and the benefits the board of directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

The board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend our Fourth Amended and Restated Certificate of Incorporation, or the certificate of incorporation, to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our certificate of incorporation as the “Charter Amendment” in this proxy statement.

Text of Proposed Charter Amendment

Our certificate of incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure the Company is able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend our certificate of incorporation to add Article X, which would state in its entirety as follows:

“Officer Limitation of Liability

1. Officers. To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

2. Amendment or Modification. Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

The proposed Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, or the Certificate of Amendment, reflecting the foregoing Charter Amendment is attached as Appendix A to this proxy statement.

Reasons for the Proposed Charter Amendment

The board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

For the reasons stated above, on March 15, 2023, the board of directors determined that the proposed Charter Amendment is advisable and in the best interest of the Company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. The board of directors believes the proposed Charter Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.

Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the proposed addition of Article X, the remainder of our certificate of incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our certificate of incorporation will remain unchanged. In accordance with the DGCL, the board of directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

Vote Required and Board of Directors’ Recommendation

The approval of the proposed Charter Amendment requires the affirmative vote of the majority of the outstanding shares of common stock entitled to vote thereon, voting together as a single class. Abstentions and broker non-votes will have the effect of a vote against the proposed Charter Amendment.

The board of directors recommends voting “FOR” Proposal No. 2 to approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF Deloitte & Touche LLP AS MONTE ROSA THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

Monte Rosa Therapeutics’ stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche, LLP, or Deloitte, as Monte Rosa Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2023.

The audit committee is solely responsible for selecting Monte Rosa Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Deloitte as Monte Rosa Therapeutics’ independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Monte Rosa Therapeutics and its stockholders.

A representative of Deloitte is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees

We incurred the following fees from Deloitte for the audit of our consolidated financial statements and for other services provided during the years ended December 31, 2022 and 2021.

Fee Category	Fiscal Year 2022 ($)	Fiscal Year 2021 ($)
Audit fees	$889,500	$1,436,727
Audit-related fees	—	—
Tax fees	—	—
All other fees(1)	1,895	1,895
Total Fees	$891,395	$1,438,622
(1)
All other fees include for 2022 and 2021 were related to subscriptions to research databases.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2022 and 2021, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes properly cast on this proposal is required to ratify the appointment of our independent public accountant, Deloitte. Abstentions and broker non-votes, if any, will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 3 to ratify the appointment of Deloitte & Touche LLP LLC as Monte Rosa Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE

Director Nomination Process

Our compensation, nomination and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our compensation, nomination and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our compensation, nomination and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

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Nominees should demonstrate high standards of personal and professional ethics and integrity.
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Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
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Nominees should have skills that are complementary to those of the existing board.
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Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.
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Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the compensation, nomination and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the compensation, nomination and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the compensation, nomination and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock was approved for listing on The Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation, nomination and corporate governance committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the

Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation, nomination and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation, nomination and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Markus Warmuth and Alexander Mayweg are independent directors, including for purposes of the rules of Nasdaq and the SEC In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established an audit committee and a compensation, nomination and corporate governance committee. Each of the audit committee and compensation, nomination and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee and compensation, nomination and corporate governance committee is posted on the corporate governance section of our website, https:// https://ir.monterosatx.com/corporate-governance/documents-and-charters.

The table below shows current membership for each of the standing committees of our board of directors.

Audit Committee	Compensation, Nomination and Corporate Governance Committee
Christine Siu*	Andrew Schiff, M.D.*
Andrew Schiff, M.D.	Ali Behbahani, M.D.
Chandra P. Leo. M.D.	Kimberly L. Blackwell, M.D.

* Denotes committee chair.

Audit Committee

Christine Siu, Andrew Schiff and Chandra Leo serve on the audit committee, which is chaired by Christine Siu. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Christine Siu as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2022, the audit committee met four (4) times. The audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
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recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
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reviewing quarterly earnings releases. All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation, Nomination and Corporate Governance Committee

Andrew Schiff, Ali Behbahani and Kimberly Blackwell serve on the compensation, nomination and corporate governance committee, which is chaired by Andrew Schiff. Our board of directors has determined that each member of the compensation, nomination and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the compensation, nomination and corporate governance committee met nine (9) times. The compensation, nomination and corporate governance committee’s responsibilities include:

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annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, determining and approving the compensation of our Chief Executive Officer
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reviewing and approving the compensation of our other executive officers;
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reviewing and establishing our overall management compensation, philosophy and policy;
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overseeing and administering our compensation and similar plans;
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evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
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reviewing and approving our policies and procedures for the grant of equity-based awards;
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acting as administrator under the Company’s equity-based plans;
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preparing our compensation and nomination committee report if and when required by SEC rules;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;
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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters;

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making committee membership and committee chair recommendations to the board of directors and developing and recommending to the board of directors criteria for board and committee membership;
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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
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reviewing proposals submitted by stockholders relating to board of director nominees and procedures for making nominations, and recommending to the board of directors appropriate action on such proposals and nominations;
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reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
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identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•
developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
•
reviewing corporate succession plans for the Chief Executive Officer and other key officers;
•
reviewing talent development and related initiatives;
•
assisting the board of directors in its oversight of the Company’s strategies, programs and initiatives related to employee health, safety and well-being, engagement, pay equity and diversity and inclusion; and
•
overseeing the evaluation of our board of directors, its committees and management.

The compensation, nomination and corporate governance committee considers candidates for board of director membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the compensation, nomination and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The compensation, nomination and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the compensation, nomination and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the compensation, nomination and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the compensation, nomination and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the compensation, nomination and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the compensation, nomination and corporate governance committee. The compensation, nomination and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the compensation, nomination and corporate governance committee deems to be appropriate in the evaluation process. The compensation, nomination and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the compensation, nomination and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met four (4) times during 2022. During 2022, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served). The Company encourages its directors to attend the annual meeting of stockholders.

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. Except for Jan Skvarka, who joined our board of directors in March 2023, all of our directors attended our 2022 annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.monterosatx.com/corporate-governance/documents-and-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of Chief Executive Officer, and we plan to keep these roles separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day‑to‑day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day‑to‑day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Monte Rosa Therapeutics

Any interested party with concerns about our Company may report such concerns to the board of directors or the chairman of our board of directors and compensation, nomination and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Monte Rosa Therapeutics, Inc.
645 Summer Street, Suite 102

Boston, MA 02210

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to the Company’s general counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with the Company’s general counsel, with independent advisors, with non-management directors, or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (844) 426-0141.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during the year ended December 31, 2022, or fiscal year 2022. During fiscal year 2022, Markus Warmuth, M.D., our President and Chief Executive Officer, served as a member of our board of directors, as well as an employee, and received no additional compensation for his services as a member of our board of directors in 2022. Dr. Warmuth’s compensation for service as an employee during fiscal years 2021 and 2022 is set forth in the section of this Proxy Statement captioned “Executive Compensation — 2022 Summary Compensation Table.”

Non-Employee Director Compensation Table

	Fees earned	Option
	or paid in	awards
Name	cash ($)	($)(1)(2)	Total ($)
Alexander Mayweg, Ph.D	65,000	82,922	147,922
Ali Behbahani, M.D.	40,000	82,922	122,922
Kimberly Blackwell, M.D.	40,000	82,922	122,922
Bradley J. Bolzon, Ph.D.	16,042	—	16,042
Chandra P. Leo, M.D.	—	—	—
Andrew Schiff, M.D.	52,500	82,922	135,422
Christine Siu	50,000	82,922	132,922
(1)
The amounts reflect the grant date fair value of stock options granted in 2022 in accordance with Financial Accounting Standards Board, or FASB Accounting Standards Codification, or ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 10 to the financial statements included in our 2022 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our non-employee directors upon the exercise of such options.
(2)
Except as noted below, none of our directors held options to purchase our common stock or any unvested stock awards as of December 31, 2022:

Aggregate Number of Shares Subject
Name	to Stock Options
Alexander Mayweg, Ph.D	62,132
Ali Behbahani, M.D.	62,132
Kimberly Blackwell, M.D.	98,063
Chandra P. Leo, M.D.	—
Andrew Schiff, M.D.	62,132
Christine Siu	98,063

Non-Employee Director Compensation Policy

Our non-employee directors are compensated pursuant to a formal policy, which we most recently amended and restated in March 2023, pursuant to which we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

Annual Retainer for Board Membership
Annual service on the board of directors	$40,000	*
Additional compensation for service as non-executive chair of the board of directors	$30,000
Additional Annual Retainer for Committee Membership
Annual service as member of a committee (other than chair)	$7,500
Annual service as chair of a committee	$15,000

*Increased from $35,000, effective March 2023

Non-employee directors are given the opportunity to elect to receive all or a portion of their cash retainer and committee fees in the form of an equity award of unrestricted shares having a grant date fair value equal to the amount (or portion of the amount) of such retainer and committee fees. We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

During 2022, pursuant to the terms of the non-employee director compensation policy then in effect, each new non-employee director elected to our board of directors was eligible to receive an option to purchase 30,000 shares of our common stock on the date of such director’s election or appointment to the board of directors, which would vest in three equal annual installments following the grant date, subject to the director’s continued service on our board of directors through such vesting date and subject to 100% acceleration upon a change in control. In addition, on the date of our 2022 annual meeting of stockholders of our company, each continuing non-employee director was granted an option to purchase 15,000 shares of our common stock, which vests in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting, subject to the director’s continued service on our board of directors through such vesting date and subject to 100% acceleration upon a change in control

In March 2023, our non-employee director compensation policy was amended to provide that, each new non-employee director elected to our board of directors will be granted an option to purchase 41,000 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest ratably in thirty-six (36) equal monthly installments following the grant date, subject to the director’s continued service on our board of directors through such vesting date, subject to 100% acceleration upon a change in control. On the date of each annual meeting of stockholders of our company, each continuing non-employee director will be granted an option to purchase 20,500 shares of our common stock, which will vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting, subject to the director’s continued service on our board of directors through such vesting date, subject to 100% acceleration upon a change in control.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Employee directors receive no additional compensation for their service as a director.

Executive Compensation

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2022, and our next two most highly compensated executive officers in respect of their service to our Company for fiscal year 2022. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2022 are:

(1)
Markus Warmuth, M.D., our President and Chief Executive Officer;
(2)
Filip Janku, M.D., Ph.D., our Chief Medical Officer; and
(3)
Owen Wallace, Ph.D., our Chief Scientific Officer.

2022 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and principal position	Year	($)	($)(1)	($)(2)	($)(3)	($)
Markus Warmuth, M.D.	2022	581,500	319,846	2,908,096	—	3,809,442
Chief Executive Officer	2021	525,404	317,588	4,111,325	—	4,954,317
Filip Janku, M.D., Ph.D. (4)	2022	436,800	209,664	1,386,466	12,200	2,045,130
Chief Medical Officer	2021	236,923	105,462	4,998,190	8,646	5,349,221
Owen Wallace, Ph.D. (5)	2022	429,500	188,984	1,082,243	12,200	1,712,927
Chief Scientific Officer	2021	376,135	167,999	3,095,375	11,600	3,651,109
(1)
Amounts reported represent discretionary bonuses paid for company performance in 2022 and 2021.

(2)
Amounts reported represent the aggregate grant date fair value of the stock options award to the named executive officers during fiscal year 2022, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 10 to the financial statements included in our 2022 Annual Report. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.
(3)
Amounts reported represent the Company's 401k matching contributions.
(4)
Dr. Janku joined the Company in June 2021 as our Chief Medical Officer and his base salary was pro-rated for his partial year of service during fiscal year 2021.
(5)
Dr. Wallace joined the Company in February 2021 as our Chief Scientific Officer and his base salary was pro-rated for his partial year of service during fiscal year 2021.

Narrative to 2022 Summary Compensation Table

Our board of directors and compensation, nomination and corporate governance committee review compensation annually for our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our compensation, nomination and corporate governance committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2022, the compensation, nomination and corporate governance committee continued to retain Radford, an AonHewitt Company, or Radford, to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation, nomination and corporate governance committee engaged Radford to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Radford creates any conflict of interest because Radford performs no other work for the Company besides advising the compensation, nomination and corporate governance committee.

Our compensation, nomination and corporate governance committee is responsible for determining the compensation for all executive officers. Based on its discretion, taking into account the factors noted above, the compensation, nomination and corporate governance committee sets the compensation for each executive officer, including for the Chief Executive Officer, without the Chief Executive Officer present.

Base Salaries

Base salaries for our named executive officers are reviewed periodically and adjusted from time to time based on factors including market-competitive compensation levels, job responsibilities, individual performance and experience. The 2022 base salaries for Dr. Warmuth, Dr. Janku, and Dr. Wallace were $581,500, $436,800, and $429,500, respectively. Dr. Janku and Dr. Wallace, who joined the Company in 2021 received pro-rated base salaries for their partial year of service in fiscal year 2021.

Annual Bonuses

For the fiscal year 2022, each named executive officer was eligible to earn an annual cash bonus based on achievement of certain company and individual-performance goals as determined by the Company in its sole discretion. The target annual bonus for each of Dr. Warmuth, Dr. Janku, and Dr. Wallace were

50%, 40%, and 40% of each of the named executive officer’s annual base salary, which were prorated for Dr. Janku’s and Dr. Wallace’s partial year of service in 2021.

Equity Compensation

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. In 2022, we granted stock options to each of our named executive officers, as reflected in the “Outstanding Equity Awards at 2022 Fiscal Year End Table” below.

401(k) Plan

We maintain a tax-qualified retirement plan that provides all regular U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, participants may elect to defer a portion of their compensation on a pre-tax basis or after tax (Roth) basis subject to applicable annual limits under the Code. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employee elective deferrals are 100% vested at all times. As a U.S. tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made and earnings on Roth contributions are not taxable when distributed from the 401(k) Plan. We make safe-harbor match contributions of 100% of the first 4% of each participant’s eligible compensation.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans.

Outstanding Equity Awards at 2022 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2022.

	Option award							Stock awards
	Number of	Number of		Equity incentive				Number of		Market value
	securities	securities		plan awards:				shares or		of shares or
	underlying	underlying		Number of securities				units of		units of
	unexercised	unexercised		Underlying		Option	Option	stock that		stock that
	options (#)	options (#)		Unexcercised		exercise	expiration	have not		have not
Name	exercisable	unexercisable		Unearned Options (#)		price ($)	date	vested (#)		vested ($)(1)
Markus Warmuth, M.D.								78,101	(2)	594,349
	393,378	393,378	(3)			2.19	12/4/2030
	224,381	314,136	(4)			6.14	4/12/2031
	56,058	85,564	(5)			19.00	6/24/2031
	—	315,600	(6)			13.41	3/1/2032
Filip Janku, M.D., Ph.D.	145,150	241,919	(7)			19.00	6/24/2031
	—	86,500	(8)			13.41	3/1/2032
	—	72,000	(9)	36,000	(10)	7.35	10/3/2032
Owen Wallace, Ph.D.	177,406	209,663	(11)			6.14	4/12/2031
	44,846	68,452	(12)			19.00	6/24/2031
	—	117,450	(13)			13.41	3/1/2032

(1)
Amounts are equal to the number of unvested shares of common stock multiplied by $7.61, which was the closing price of our common stock on December 30, 2022, the last trading day in fiscal 2022.
(2)
Reflects a restricted stock grant that vested 25% on September 1, 2020 and in 36 equal monthly installments thereafter, subject to Dr. Warmuth’s continuous service. In the event Dr. Warmuth’s employment is terminated without cause or he resigns for good reason, these shares shall accelerate and vest as if he had provided an additional 12 months of service. In the event such termination occurs within 3 months prior to or 12 months following a change in control, 100% of the then-outstanding shares will immediately accelerate and vest.
(3)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on December 4, 2021 and in 1/48th increments monthly thereafter. In the event the executive’s employment is terminated without cause or he or she resigns for good reason, this award shall accelerate and vest as if he had provided an additional 12 months of service. In the event a change in control occurs and subject to executive’s continuous service, on the earlier of (i) the 6 month anniversary of such change in control or (ii) the date the Company terminates his employment without cause or he resigns for good reason, 100% of the then-outstanding unvested shares underlying this option will immediately accelerate, vest and become exercisable.
(4)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on April 9, 2022 and in 1/48th increments monthly thereafter.
(5)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on May 28, 2022 and in 1/48th increments monthly thereafter.
(6)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on March 1, 2023 and in 1/48th increments monthly thereafter.
(7)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on June 1, 2022 and in 1/48th increments monthly thereafter.
(8)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on March 1, 2023 and in 1/48th increments monthly thereafter.
(9)
Subject to the executive's continuous service, the shares subject to this option vest as follows: 36,000 shares satisfied a performance-based vesting condition on November 1, 2022, and will vest in one lump installment on May 1, 2024 and 36,000 shares satisfied a performance-based vesting condition on December 15, 2022, and will vest in one lump installment on June 15, 2024.
(10)
Subject to the executive’s continuous service, the shares subject to this option will vest in one lump installment on the 18 month service anniversary on the achievement of a third performance-based vesting condition.
(11)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on February 8, 2022 and in 1/48th increments monthly thereafter.
(12)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on May 28, 2022 and in 1/48th increments monthly thereafter.
(13)
Subject to the executive’s continuous service, the shares subject to this option vest 25% on March 1, 2023 and in 1/48th increments monthly thereafter.

Employment Arrangements with Our Named Executive Officers

We entered into an employment agreements with each of Dr. Warmuth, Dr. Janku, and Dr. Wallace, which superseded each such named executive officer’s existing offer letter, and which became effective upon our initial public offering. The new employment agreements contain substantially similar terms that provide for each of the named executive officer’s continued employment and annual base salary, and set forth the terms of their annual bonus, the at-will nature of their employment, certain expense reimbursements, the terms of severance payments payable upon certain terminations of employment and their eligibility to participate in our benefit plans generally.

In the event that Dr. Warmuth’s, Dr. Janku’s, or Dr. Wallace’s service with the Company is terminated without “cause” or for “good reason” (in each case, as defined in his employment agreement), within three month prior to or twelve months after a “change in control” (as defined in his employment agreement), such named executive officer will be entitled to the following severance benefits, subject to the executive executing a separation agreement and it becoming effective, (i) a lump-sum payment equal to equal to the sum of (a) 12 months (or, in the case of Dr. Warmuth, 18 months) of such named executive officer’s then-current base salary or the base salary in effect immediately prior to the change in control, if higher, plus (b) one times (or, in the case of Dr. Warmuth, 1.5 times) such named executive officer’s annual target bonus for the then-current year; (ii) up to 12 months (or, in the case of Dr. Warmuth, 18 months) of the employer portion of COBRA premium payments; and (iii) in the case of Dr. Warmuth, any vested stock options granted prior to the effective date of his employment agreement shall be exercisable until the earlier of the expiration date of such options or the first anniversary of his date of termination unless the equity documents pursuant to which such stock options are granted require or authorize earlier termination in connection with a liquidation or sale of the Company.

In the event that Dr. Warmuth’s service with the Company is terminated without “cause” or for “good reason,” in each case, other than in connection with a change in control, such named executive officer will be entitled to the following severance benefits, subject to such executive executing a separation agreement and release and it becoming effective: (i) payments equal to the sum of (a) 12 months of Dr. Warmuth’s then-current base salary, plus (b) his annual target bonus for the then-current year; and (ii) up to 12 months of the employer portion of COBRA premium payments.

In the event that Dr. Janku’s or Dr. Wallace’s service with the Company is terminated without “cause” or for “good reason,” in each case, other than in connection with a change in control, such named executive officer will be entitled to the following severance benefits, subject to such executive executing a separation agreement and release and it becoming effective: (i) payments equal to 12 months of such named executive officer’s then-current base salary, and (ii) up to 12 months of the employer portion of COBRA premium payments.

Upon the occurrence of a change of control, all payments and benefits received by Dr. Warmuth, Dr. Janku, and Dr. Wallace in connection with a change of control that constitute “excess parachute payments” under Section 280G of the Code will be subject to a modified economic cutback treatment such that the “excess parachute payments” to be received by each such affected named executive officer will either be (i) paid in full or (ii) reduced below such named executive officer’s threshold amount under Code Section 280G in order to avoid triggering the excise tax that would otherwise be payable on such “excess parachute payment” amounts.

In addition, each of our named executive officers previously entered into our standard confidential information, non-competition, non-solicitation, and invention assignment agreement with us which continues to remain in effect and contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our named executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our named executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(a)		Weighted average exercise price of outstanding options, warrants and rights ($)(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column (a)) (#)(c)
Equity compensation plans approved by security holders(1)	7,436,339	(1)	$9.14	(2)	4,615,220	(3)(4)
Equity compensation plans not approved by security holders	—		—		—
Total	7,436,339		$9.14		4,615,220

(1)
Consists of the Monte Rosa Therapeutics, Inc. 2021 Stock Option and Incentive Plan, or the 2021 Plan, the Monte Rosa Therapeutics, Inc. 2020 Stock Option and Grant Plan, or the 2020 Plan, and the Monte Rosa Therapeutics, Inc. 2021 Employee Stock Purchase Plan, or the 2021 ESPP.
(2)
Consists of 7,436,339 shares issuable upon the exercise of outstanding options under the 2020 Plan and the 2021 Plan. This does not include purchase rights under the 2021 ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the current purchase period.
(3)
As of December 31, 2022, there were 3,787,469 shares available for grant under the 2021 Plan and 827,751 shares available for purchase under the 2021 ESPP. There are no shares that may be issued from the 2020 Plan as of December 31, 2022.
(4)
The 2021 Plan has an evergreen provision whereby the number of shares of common stock reserved and available for issuance under the 2021 Plan is subject to an automatic annual increase on each January 1, beginning in 2022, by an amount equal to five percent of the number of shares of common stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares of common stock as determined by the Administrator (as defined in the 2021 Plan). Accordingly, on January 1, 2023, the number of shares of common stock reserved and available for issuance under the 2021 Plan increased by 2,466,176. The number in column (c) does not include such shares. No grants have been made or will be made under the 2020 Plan following our initial public offering. The 2021 ESPP has an evergreen provision whereby the number of shares of common stock reserved and available for purchase under the 2021 ESPP is subject to an automatic increase on each January 1, beginning in 2022, by the least of (i) 1% of the number of shares issued and outstanding on the immediately preceding December 31, (ii) 439,849 shares and (iii) such number of shares as determined by the Administrator (as defined in the 2021 ESPP). Accordingly, on January 1, 2023, the number of shares of common stock reserved and available for issuance under the 2021 Plan increased by 439,849.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:

•
the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2022); and
•
in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Series C Preferred Stocking Financing

In March 2021, we sold an aggregate of 32,054,521 shares of our Series C convertible preferred stock at a purchase price of $2.9637 per share for an aggregate amount of approximately $95.0 million. The following table summarizes purchases of our Series C convertible preferred stock by related persons:

STOCKHOLDER	SHARES OF SERIES B PREFERRED STOCK	TOTAL PURCHASE PRICE
Entities affiliated with Versant Venture Capital(1)	2,699,328	$7,999,998.40
Entities affiliated New Enterprise Associates(2)	2,361,912	$6,999,998.60
(1)
Represents 2,699,328 shares of Series C convertible preferred stock purchased by Versant Vantage I, L.P. Each of Markus Warmuth, Bradley J. Bolzon and Alexander Mayweg serves as an officer and/or on our board of directors and is an affiliate of Versant Venture Capital, of which Versant Vantage I, L.P. is an affiliated fund. Entities affiliated with Versant Venture Capital collectively hold more than 5% of our voting securities.
(2)
Represents 2,361,912 shares of Series C convertible preferred stock purchased by New Enterprise Associates 17, L.P. Ali Behbahani serves on our board of directors and is an affiliate of New Enterprise Associates, of which New Enterprise Associates 17, L.P. is an affiliated fund. Entities affiliated with New Enterprise Associates collectively hold more than 5% of our voting securities.

Initial Public Offering

In June 2021 the Company completed its initial public offering, or IPO, and issued an aggregate of 11,700,000 shares of common stock at a price to the public of $19.00 per share. The Company received aggregate net proceeds from the IPO of $203.9 million, after deducting underwriting discounts and commissions of $15.6 million and offering costs of $2.9 million. In connection with the IPO, the Company granted the underwriters a 30-day option to purchase an additional 1,755,000 shares. In July 2021, the underwriters exercised the option in full and the Company issued 1,755,000 shares of common stock for aggregate net proceeds of $31.0 million after deducting underwriter discounts and commissions of $2.3 million.

Agreement with Ridgeline Discovery

Our subsidiary, Monte Rosa Therapeutics AG, entered into a services agreement with Ridgeline Discovery GmbH, or Ridgeline, in April 2018, or the Service Agreement. Ridgeline is a discovery engine owned by Versant Ventures Capital. Pursuant to the Service Agreement, Ridgeline provided us with certain services, including research and development and management and administration. Ridgeline also provided us with the services of a team of scientists. In 2021, we transitioned to a more limited consulting arrangement whereby Ridgeline invoiced us for services performed on an ongoing monthly basis. The consulting agreement expired December 31, 2021.

Total service fees incurred were $7.8 million for the year ended December 31, 2021.

Stock Option Grants to Executive Officers

We have granted stock options to our named executive officers as more fully described in the section entitled “Executive Compensation.”

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding on account of any services undertaken by such person on behalf of our Company or any other company or enterprise to which such person provides services at our request to the maximum extent allowed under Delaware law.

Agreements with Our Stockholders

In connection with our preferred stock financings prior to our IPO, we entered into investors’ rights, voting and right of first refusal and co-sale agreements as well as management rights letters containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock. The management rights letters provide for certain information rights and rights to consult with our management. These stockholder agreements and management rights letters terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective on June 23, 2021 in connection with our initial public offering, or IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2023, by:

•
each of our directors;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than five percent of our capital stock.

The column entitled “Shares Beneficially Owned” is based on a total of 49,360,984 shares of our common stock outstanding as of March 31, 2023.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2023, are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Entities affiliated with Versant Ventures(1)	8,897,052	18.0%
Entities affiliated with New Enterprise Associates(2)	7,692,298	15.6%
Entities affiliated with FMR LLC(3)	6,217,458	12.6%
Avoro Capital Advisors LLC(4)	4,325,000	8.8%
T. Rowe Price Associates, Inc.(5)	3,683,430	7.5%
Entities affiliated with Cormorant Asset Management, LLC(6)	2,893,717	5.9%
Directors, Named Executive Officers and Other Executive Officers
Alexander Mayweg(7)	31,421	*
Ali Behbahani(8)	31,421	*
Kimberly L. Blackwell(9)	56,144	*
Andrew Schiff(10)	31,421	*
Chandra P. Leo	—	*
Christine Siu(11)	52,537	*
Jan Skvarka(12)	1,138	*
Markus Warmuth(13)	1,300,494	2.6%
Owen Wallace(14)	308,629	*
Filip Janku(15)	210,699	*
All executive officers and directors as a group (15 persons)	2,624,145	5.3%

____________________

* Represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13D filed with the SEC on July 8, 2021 by Versant Venture Capital VI, L.P., or Versant VI, Versant Ventures VI GP, L.P., or Versant Ventures VI GP, Versant Ventures VI GP-GP, LLC, or Versant Ventures VI GP-GP, Versant Vantage I, L.P., or Versant Vantage I, Versant Vantage I GP, L.P., or Versant Vantage I GP, and Versant Vantage I GP-GP, LLC, or Versant Vantage I GP-GP, and together with Versant VI, Versant Ventures VI GP, Versant Ventures VI GP-GP, Versant Vantage I and Versant Vantage I GP, the Versant Venture Capital Funds. Versant VI has sole voting power with respect to 6,799,115 shares and sole dispositive power over 6,799,115 shares. Versant Vantage I has sole voting power with respect to 2,097,938 shares and sole dispositive power over 2,097,938 shares. Versant Ventures VI GP-GP is the general partner of Versant Ventures VI GP, which is the general partner of Versant VI. Each of Versant Ventures VI GP-GP and Versant Ventures VI GP share voting and dispositive power with respect to the shares held by Versant VI. Versant Vantage I GP-GP is the general partner of Versant Vantage I GP, which is the general partner of Versant Vantage I. Each of Versant Vantage I GP and Versant Vantage I GP-GP share voting and dispositive power with respect to the shares held by Versant Vantage I. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their respective pecuniary interest therein. The address for Versant Ventures is One Sansome Street, Suite 3630, San Francisco, CA 94104.
(2)
Based solely on a Schedule 13D filed with the SEC on July 12, 2021 by New Enterprise Associates 17, L.P., or NEA 17, NEA Partners 17, L.P., or NEA Partners 17, which is the sole general partner of NEA 17, NEA 17 GP, LLC, or NEA 17 LLC, and together with NEA Partners 17, or the New Enterprise Associates, which is the sole general partner of NEA Partners 17, and Forest Baskett, or Baskett, Ali Behbahani, Carmen Chang, or Chang, Anthony A. Florence, Jr., or Florence, Liza Landsman, or Landsman, Mohamad H. Makhzoumi, or Makhzoumi, Joshua Makower, or Makower, Edward T. Mathers, or Mathers, Scott D. Sandell, or Sandell, Peter W. Sonsini, or Sonsini, Paul Walker, or Walker and Rick Yang, or Chang, and collectively, the Managers. Consists of 7,692,298 shares of common stock held by NEA 17 and options to purchase 2,618 shares of common stock held by Dr. Behbahani and exercisable within 60 days of June 2, 2021. The Managers are the managers of NEA 17 LLC. NEA Partners 17, NEA 17 LLC and the Managers share voting and dispositive power with respect to the shares held by NEA 17. The Managers, including Dr. Behbahani, who is also a member of our board of directors, disclaim beneficial ownership of the above referenced securities except to the extent of their pecuniary interests therein. The address of New Enterprise Associates and Sandell is 1954 Greenspring Drive, Suite 600, Timonium MD, 21093. The address of Dr. Behbahani and Mathers is New Enterprise Associates, 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815. The address of Baskett, Chang, Makhzoumi, Makower, Sonsini, Walker and Yang is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, California 94025. The address of Florence and Landsman is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10001.
(3)
Based solely on a Schedule 13G/A filed with the SEC on February 9, 2023 by FMR LLC and Abigail P. Johnson. FMR LLC has sole voting power with respect to 6,217,159 shares and sole dispositive power over 6,217,458 shares and Abigail P. Johnson has sole dispositive power over 6,217,458 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(4)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023 by Avoro Capital Advisors LLC, a Delaware limited liability company, or Avoro, which provides investment advisory and management services and has acquired the securities of the Company solely for investment purposes on behalf of Avoro Life Sciences Fund LLC, a Delaware limited liability company, and Behzad Aghazadeh, who serves as the portfolio manager and controlling person of Avoro. The address of Avoro is 110 Greene Street, Suite 800, New York, NY 10012.
(5)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023 by T. Rowe Price Associates, Inc., or Price Associates. Price Associates has sole voting power over 660,153 shares and sole dispositive power over 3,683,430 shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Except as may be indicated if this is a joint filing with one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser, not more than 5% of the class of such securities is owned by any one client subject to the investment advice of Price Associates. The address for Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.
(6)
Based solely on a Schedule 13G filed with the SEC on February 3, 2023 by BlackRock, Inc. The address for BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.
(7)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023 by Cormorant Global Healthcare Master Fund, LP, Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare Fund II, LP, Cormorant Private Healthcare GP II, LLC, Cormorant Private Healthcare Fund III, LP, Cormorant Private Healthcare GP III, LLC, Cormorant Asset Management, LP, or Cormorant Management, and Bihua Chen. Consists of: (a) 843,576 shares of common stock held by Cormorant Private Healthcare Fund II, LP, (b) 1,419,249 shares of common stock held by Cormorant Private Healthcare Fund III, LP and (c) 630,892 shares of common stock held by Cormorant Global Healthcare Master Fund, LP. Cormorant Management serves as the investment manager to the Cormorant funds listed above, or the Cormorant Funds, and Bihua Chen serves as the managing member of Cormorant Management. Ms. Chen may be deemed to beneficially own the shares held by the Cormorant Funds. The business address of the Cormorant Funds, Cormorant Management, and Ms. Chen is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.
(8)
Consists of 31,421 shares of common stock issuable upon conversion of common stock underlying options exercisable by Dr. Mayweg within 60 days of March 31, 2023.
(9)
Consists of 31,421 shares of common stock issuable upon conversion of common stock underlying options exercisable by Dr. Behbahani within 60 days of March 31, 2023.
(10)
Consists of 56,144 shares of common stock issuable upon conversion of common stock underlying options exercisable by Dr. Blackwell within 60 days of March 31, 2023.
(11)
Consists of 31,421 shares of common stock issuable upon conversion of common stock underlying options exercisable by Dr. Schiff within 60 days of March 31, 2023.
(12)
Consists of 52,537 shares of common stock issuable upon conversion of common stock underlying options exercisable by Ms. Siu within 60 days of March 31, 2023.
(13)
Consists of: (a) 416,538 shares of common stock held by Dr. Warmuth and (b) 883,956 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 31, 2023.
(14)
Consists of 308,629 shares of common stock issuable upon conversion of common stock underlying options exercisable by Dr. Wallace within 60 days of March 31, 2023.
(15)
Consists of 210,699 shares of common stock issuable upon conversion of common stock underlying options exercisable by Dr. Janku within 60 days of March 31, 2023.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Monte Rosa Therapeutics’ financial statements, (2) Monte Rosa Therapeutics’ compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Monte Rosa Therapeutics’ independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Monte Rosa Therapeutics and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Monte Rosa Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Monte Rosa Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Monte Rosa Therapeutics for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Monte Rosa Therapeutics be included in Monte Rosa Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF MONTE ROSA THERAPEUTICS, INC.

Christine Siu, Chairperson
Andrew Schiff
Chandra Leo

April , 2023

HOUSEHOLDING

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210, Attention: Corporate Secretary, telephone: (617) 949-2643. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than , 2023. However, if the date of the annual meeting of stockholders in 2024, or the 2024 Annual Meeting, is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to legal-notices@monterosatx.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made. Accordingly, for stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices not later than March 17, 2024 and no earlier than February 15, 2024. Stockholder proposals and the required notice should be addressed to Monte Rosa Therapeutics, Inc., 645 Summer Street, Suite 102, Boston, MA 02210, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

APPENDIX A

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

TO THE

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MONTE ROSA THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Monte Rosa Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.
The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on November 21, 2019. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 25, 2020. A Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 14, 2020. A Third Amended and Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on March 11, 2021. A Fourth Amendment and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 28, 2021 (the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.
2.
This Amendment has been approved and duly adopted by the Board of Directors of the Corporation.
3.
This Amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of the stockholders holding the requisite number of shares, with written notice to be given as required by Section 228 of the DGCL.
4.
The Charter is hereby amended to add a new Article X to read in its entirety as follows:

“ARTICLE X

OFFICER LIMITATION OF LIABILITY

1.
Officers. To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
2.
Amendment or Modification. Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Amendment, having been duly adopted in accordance with Section 242 of the DGCL, has been duly executed by a duly authorized officer of the Corporation on this [_] day of [_], 2023.

Monte Rosa Therapeutics, Inc.

By:
Name: Markus Warmuth
Title: President and Chief Executive Officer

Monte Rosa Therapeutics

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/GLUE** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-551-3217** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	You must register to attend the meeting online and/or participate at www.proxydocs.com/GLUE

Monte Rosa Therapeutics, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 19, 2023

TIME: Wednesday, June 14, 2023 8:30 AM, Eastern Time
PLACE: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/GLUE for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Markus Warmuth, M.D. and Ajim Tamboli (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Monte Rosa Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Monte Rosa Therapeutics, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect two Class II director nominees to our board of directors, to serve until the Company's 2026 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;	FOR	WITHHOLD		
	1.01 Andrew Schiff, M.D.	☐	☐		FOR
	1.02 Chandra P. Leo	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law;	☐	☐	☐	FOR
3.	To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and	☐	☐	☐	FOR
4.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/GLUE

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________